Oaktree Funds
Oaktree High Yield Bond Fund

April 5, 2018

Supplement to the Prospectus and Summary Prospectus dated February 28, 2018

Effective March 6, 2018, James Turner no longer serves as co-Portfolio Manager for the Oaktree High Yield Bond Fund (the “Fund”).  Sheldon Stone and David Rosenberg, who currently serve as co-Portfolio Managers of the Fund, will continue to serve as the co-Portfolio Managers.  In addition, effective March 6, 2018, Madelaine Jones serves as an additional co-Portfolio Manager of the Fund. Accordingly, all references to Mr. Turner are removed from the Fund’s Prospectus and Summary Prospectus, and the Prospectus and Summary Prospectus are amended as shown below to include relevant information for Ms. Jones.

The sections entitled “Portfolio Managers” on page seven of the Prospectus and Summary Prospectus are deleted and replaced in their entirety with the following:

Portfolio Managers

The name, title and length of service of the persons who are primarily responsible for the day-to-day management of the Fund are set out below:

Sheldon Stone, Principal and Co-Portfolio Manager of the Fund since its inception.
David Rosenberg, Managing Director and Co-Portfolio Manager of the Fund since May 1, 2015.
Madelaine Jones, Managing Director and Co-Portfolio Manager of the Fund since March 6, 2018.

In addition, the description of James Turner’s business experience in the section of the Prospectus entitled “Portfolio Managers” on page 16 of the Prospectus is deleted and replaced in its entirety with the following:

Madelaine Jones, CFA, Managing Director and Co-Portfolio Manager.
Ms. Jones joined Oaktree’s London office in 2003 and serves as co-portfolio manager for the Global High Yield Bond strategy and portfolio manager for the European High Yield and European Senior Loan strategies. Before joining Oaktree, Ms. Jones spent more than three years at Deutsche Bank AG in London as a senior associate in the Leveraged Debt Origination Group specializing in loan, mezzanine and high yield bond financings to support European leveraged buyouts. Prior thereto, she spent two years in the Acquisition Finance Group at Natwest Group plc. Ms. Jones received a B.A. degree in economics from the University of Durham, England. She is a CFA charterholder.

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Please retain this Supplement for future reference.

Oaktree Funds
Oaktree High Yield Bond Fund

April 5, 2018

Supplement to the Statement of Additional Information (“SAI”) dated February 28, 2018

Effective March 27, 2018, John Edwards has replaced Susan Gentile as Chief Financial Officer of Oaktree Funds (the “Trust”).  Mr. Edwards will continue to serve as Treasurer of the Trust. Accordingly, all references to Ms. Gentile have been removed from the SAI, and the “Trustees and Executive Officers” table beginning on page 28 of the SAI is hereby revised to include Mr. Edwards as Chief Financial Officer of the Trust since 2018.

Additionally, effective March 6, 2018, James Turner no longer serves as co-Portfolio Manager for the Oaktree High Yield Bond Fund (the “Fund”).  Sheldon Stone and David Rosenberg, who currently serve as co-Portfolio Managers of the Fund, will continue to serve as the co-Portfolio Managers.  In addition, effective March 6, 2018, Madelaine Jones serves as an additional co-Portfolio Manager of the Fund. Accordingly, the SAI of the Fund is amended to remove references to Mr. Turner, and to add disclosures related to Ms. Jones as shown below.

The section entitled “Portfolio Managers” beginning on page 35 of the SAI is deleted and replaced in its entirety with the following:

Portfolio Managers

The following section provides information regarding each portfolio manager’s compensation, other accounts managed, material conflicts of interests, and any ownership of securities in the Fund.  Each portfolio manager or team member is referred to as a portfolio manager below.

Other Accounts Managed by Portfolio Managers.  The table below identifies, for each portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.  Information is shown as of October 31, 2017.  Asset amounts are approximate and have been rounded.

Registered Investment Companies (excluding the Fund)	Other Pooled Investment Vehicles	Other Accounts
Fund and Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Oaktree High Yield Bond Fund
Sheldon Stone	2	$211	7	$3,124	54	$17,664
David Rosenberg	2	$211	7	$3,124	54	$17,664
Madelaine Jones*	3	$233	13	$5,487	26	$3,984
* Information as of January 31, 2018.

The following represents accounts managed with performance-based fees as of October 31, 2017:

Registered Investment Companies (excluding the Fund)	Other Pooled Investment Vehicles	Other Accounts
Fund and Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)	Number of Accounts	Total Assets in the Accounts (in millions)
Oaktree High Yield Bond Fund
Sheldon Stone	0	$0	0	$0	1	$378
David Rosenberg	0	$0	0	$0	1	$378
Madelaine Jones*	0	$0	0	$0	1	$9
* Information as of January 31, 2018

Additionally, the section entitled “Securities Owned in the Fund by the Portfolio Managers” on page 38 of the SAI is deleted and replaced in its entirety with the following:

Securities Owned in the Fund by the Portfolio Managers

As of October 31, 2017, Messrs. Stone and Rosenberg do not beneficially own any shares of the Fund.
As of January 31, 2018, Ms. Jones does not beneficially own any shares of the Fund.

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Please retain this Supplement for future reference.